                                                                    EXHIBIT 99.2




                                [H.S TRASK LOGO]

                                FINANCIAL REPORT

                                DECEMBER 31, 2002

                                    CONTENTS

                                                                PAGE

INDEPENDENT AUDITORS' REPORT ...............................      1

FINANCIAL STATEMENTS

  Balance Sheets ...........................................     2 and 3

  Statements of Operations .................................      4

  Statements of Stockholders' Equity .......................      5

  Statements of Cash Flows .................................      6

  Notes to Financial Statements ............................     7 to 14


ACCOMPANYING INFORMATION ...................................     15

INDEPENDENT AUDITORS' REPORT ON
  THE ACCOMPANYING INFORMATION .............................     16

  Department Expenses ......................................     17


[COMAPNY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
H.S. Trask & Co.
685 Old Buffalo Trail
Bozeman, Montana 59715


We have audited the accompanying balance sheets of H.S. Trask & Co. as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H.S. Trask & Co. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/S/ Anderson ZurMuehlen & Co.,P.C.
Helena, Montana
February 12, 2003

                             FINANCIAL  STATEMENTS

                                H.S. TRASK & CO.
                                 BALANCE SHEETS
                           December 31, 2002 and 2001

ASSETS                                                       2002           2001
-----------------------------------------------------     ----------     ----------
CURRENT ASSETS
  Cash                                                    $  134,408     $       84
  Accounts receivable, net of allowance for doubtful
    accounts of $88,227 and $73,000 in 2002 and 2001,
    respectively                                           1,315,239      1,254,009
  Inventories                                              2,049,466      2,895,594
  Prepaid assets and deposits                                107,415         95,477
  Prepaid income taxes                                            --          2,100
  Deferred tax asset                                         110,000        115,000
                                                          ----------     ----------
    Total current assets                                   3,716,528      4,362,264
                                                          ----------     ----------

PROPERTY AND EQUIPMENT
  Computer equipment                                         240,051        204,999
  Furniture and fixtures                                     100,211        100,211
  Equipment                                                  722,928        695,282
  Trade show booth                                            28,548         28,548
  Leasehold improvements                                      76,732         76,732
                                                          ----------     ----------
                                                           1,168,470      1,105,772
  Less accumulated depreciation                            1,076,995        954,250
                                                          ----------     ----------
    Total property and equipment                              91,475        151,522
                                                          ----------     ----------

OTHER ASSETS

  Deferred tax asset, long-term                              150,000        225,000
  Trademark costs, net                                         3,966          6,737
                                                          ----------     ----------
                                                             153,966        231,737
                                                          ----------     ----------

    Total assets                                          $3,961,969     $4,745,523
                                                          ==========     ==========

The Notes to Financial Statements are an integral part of these statements.

LIABILITIES AND STOCKHOLDERS' EQUITY                 2002             2001
----------------------------------------           -----------      -----------
CURRENT LIABILITIES
  Checks written in advance of deposits           $        --      $    34,037
  Accounts payable                                    280,769          431,261
  Accrued expenses                                    187,648          121,580
  Accrued income taxes payable                          2,200               --
  Note payable                                        728,000        1,503,000
                                                  -----------      -----------
    Total current liabilities                       1,198,617        2,089,878
                                                  -----------      -----------







STOCKHOLDERS' EQUITY
  Preferred stock, no par value; 2,500,000 shares authorized:

    Series A; 500,000 shares issued
      and outstanding                                 500,000          500,000
    Series B; 833,194 shares issued
      and outstanding                               1,249,791        1,249,791
    Series C; 500,000 shares issued
      and outstanding                               1,503,599        1,503,599
  Common stock, no par value; 5,000,000
    authorized; 2,085,336 and 1,978,836
    shares issued and outstanding at
    December 31, 2002 and 2001,
    respectively                                      233,871          223,071
  Accumulated deficit                                (723,909)        (820,816)
                                                  -----------      -----------

    Total stockholders' equity                      2,763,352        2,655,645
                                                  -----------      -----------

      Total liabilities and stockholders'
        equity                                    $ 3,961,969      $ 4,745,523
                                                  ===========      ===========


                                H.S. TRASK & CO.
                            STATEMENTS OF OPERATIONS
                     Years Ended December 31, 2002 and 2001


                                                            2002             2001
                                                         -----------      -----------

Net sales                                                $ 9,072,892      $ 9,489,504
Cost of goods sold                                         5,752,475        6,147,020
                                                         -----------      -----------
  Gross profit                                             3,320,417        3,342,484
                                                         -----------      -----------

Operating expenses:
  Selling                                                  1,703,008        2,063,905
  General and administrative                               1,128,687        1,169,552
  Product development                                        235,298          215,874
                                                         -----------      -----------
    Total operating expenses                               3,066,993        3,449,331
                                                         -----------      -----------

Income (loss) from operations                                253,424         (106,847)
                                                         -----------      -----------

Other income (expense):
  Interest income                                                 --                4
  Interest expense                                           (71,348)        (172,811)
                                                         -----------      -----------
                                                             (71,348)        (172,807)
                                                         -----------      -----------

    Net income (loss) before tax                             182,076         (279,654)
                                                         -----------      -----------

Current state income tax benefit (expense)                    (5,169)           1,271
Deferred income tax benefit (expense)                        (80,000)          90,000
                                                         -----------      -----------
    Net income tax benefit (expense)                         (85,169)          91,271
                                                         -----------      -----------

Net income (loss)                                        $    96,907      $  (188,383)
                                                         ===========      ===========

SUPPLEMENTAL SCHEDULE:

  Income (loss) from operations                          $   253,424      $  (106,847)
  Depreciation and amortization                              125,957          159,450
                                                         -----------      -----------
    Earnings before depreciation, interest and taxes     $   379,381      $    52,603
                                                         ===========      ===========



The Notes to Financial Statements are an integral part of these statements.

                                H.S. TRASK & CO.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
                     Years Ended December 31, 2002 and 2001

                                      PREFERRED STOCK
                          ----------------------------------------
                                                                           COMMON        ACCUMULATED
                         SERIES A         SERIES B        SERIES C          STOCK           DEFICIT          TOTAL
                         --------         --------        --------          -----           -------          -----
Balance,
  January 1, 2001       $   500,000     $ 1,249,791     $ 1,503,599     $   222,441     $  (632,433)     $ 2,843,398

  Stock issued:
    Common (3,075
      shares)                    --              --              --             630              --              630

  Net loss                       --              --              --              --        (188,383)        (188,383)
                        -----------     -----------     -----------     -----------     -----------      -----------

Balance,
  December 31, 2001     $   500,000     $ 1,249,791     $ 1,503,599     $   223,071     $  (820,816)     $ 2,655,645

  Stock issued:
   Common (106,500
      shares)                    --              --              --          10,800              --           10,800

  Net income                     --              --              --              --          96,907           96,907
                        -----------     -----------     -----------     -----------     -----------      -----------

Balance,
  December 31, 2002     $   500,000     $ 1,249,791     $ 1,503,599     $   233,871     $  (723,909)     $ 2,763,352
                        ===========     ===========     ===========     ===========     ===========      ===========







The Notes to Financial Statements are an integral part of these statements.

                                H.S. TRASK & CO.
                            STATEMENTS OF CASH FLOWS
                     Years Ended December 31, 2002 and 2001


                                                                2002           2001
                                                             ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                          $  96,907      $(188,383)
  Adjustments to reconcile net income (loss) to net cash
    used by operations:
      Depreciation and amortization                            125,956        159,450
  Change in assets and liabilities:
    (Increase) decrease in assets:
      Accounts receivable                                      (61,230)       520,363
      Inventory                                                846,127       (267,244)
      Deferred taxes                                            80,000        (90,000)
      Other assets                                              (9,837)       (13,221)
  Increase (decrease) in liabilities:
    Checks written in advance of deposits                      (34,037)        34,037
    Accounts payable                                          (150,492)        78,581
    Accrued expenses                                            68,268        (49,340)
                                                             ---------      ---------
      Cash provided by operating activities                    961,662        184,243
                                                             ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                           (62,698)      (108,441)
  Trademark costs                                                 (440)        (1,199)
                                                             ---------      ---------
      Cash used in investing activities                        (63,138)      (109,640)
                                                             ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net advances (payments) on line of credit                   (775,000)      (152,000)
  Common stock issued                                           10,800            630
                                                             ---------      ---------
      Cash used in financing activities                       (764,200)      (151,370)
                                                             ---------      ---------

Net increase (decrease) in cash                                134,324        (76,767)

Cash, beginning of period                                           84         76,851
                                                             ---------      ---------

Cash, end of period                                          $ 134,408      $      84
                                                             =========      =========

CASH PAID FOR:
  Income taxes                                               $      --      $   5,742
                                                             =========      =========

  Interest                                                   $  71,348      $ 172,811
                                                             =========      =========




The Notes to Financial Statements are an integral part of these statements.

                                H.S. TRASK & CO.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2002 and 2001

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

H.S. Trask & Co. (the Company) designs, markets and distributes men's shoes, boots, and belts made of buffalo (American Bison), elk and cow leather. The Company's headquarters is in Bozeman, Montana and its shoes are sold throughout the United States and Canada.

ACCOUNTING ESTIMATES:

The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period.

CASH AND CASH EQUIVALENTS:

For purposes of the statement of cash flows, the Company considers all checking, savings and money market accounts to be cash equivalents.

CREDIT AND COLLECTION POLICIES:

Trade receivables are stated at face amount with an allowance for doubtful accounts. The allowance is management's estimate of the uncollectible amounts contained within the accounts receivable portfolio at December 31.

Accounts receivable are uncollateralized customer obligations normally due under trade terms requiring payment within 30 days from the invoice date. However, the Company has a variety of credit relationships with its customers and different trade terms are not uncommon.

Payments of accounts receivable are allocated to the specific invoices identified on the customer's remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

The Company's credit policies contain a provision to charge interest on past-due accounts. However, this policy is only used in certain credit relationships.

A customer's account is considered delinquent when it has not been paid according to its credit terms. At December 31, 2002, $235,994 in accounts receivable were considered delinquent.

INVENTORIES:

Inventories are stated at the lower of first-in, first-out (FIFO) cost or market. Inventories consist primarily of shoes, belts, and bison hides.

                                H.S. TRASK & CO.
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 2002 and 2001


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEPRECIATION:

Property and equipment are depreciated using the straight-line method over the following estimated useful lives:

Computer equipment         3 years
Furniture and fixtures     3 years
Equipment                  3 years
Trade show booth           3 years

Leasehold improvements are depreciated over the term of the lease.

AMORTIZATION:

Trademark costs are amortized using the straight-line method over an estimated useful life of five years.

ADVERTISING:

Advertising costs, which are included in selling expenses, are expensed as incurred. Advertising expense was $448,036 and $464,122 in 2002 and 2001, respectively.

SHIPPING AND HANDLING COSTS:

Shipping and handling costs are included in cost of goods sold. Amounts billed to customers for shipping and handling are classified as a reduction of selling expenses.

CREDIT RISK:

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash deposits. At December 31, 2002, the Company had on deposit with a financial institution approximately $72,000 in excess of FDIC insured limits.

POINT-OF-PURCHASE DISPLAYS:

The Company provides each retailer selling its shoes with a selling display. The displays are treated as a prepaid expense until shipped to the retailer, at which time they become a selling expense.

INCOME TAXES:

Deferred taxes are provided for the temporary differences between the tax basis of assets and liabilities and their reported amounts.

                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCK BASED COMPENSATION:

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and related interpretations in accounting for its employee stock options. Under APB 25, because the exercise price of employee stock options equals the market price of the underlying stock on the date of grant, no compensation expense is recorded. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (Statement 123).

RECLASSIFICATIONS:

Certain reclassifications were made to the 2001 financial statement presentation in order to conform to the 2002 financial statement presentation. The reclassifications had no effect on the net loss or accumulated deficit previously reported.

NOTE 2. INVENTORY

Inventory at December 31, 2002 and 2001 consists of the following:

                   2002           2001
                ----------     ----------
Footwear        $1,736,015     $2,552,640
Belts               42,286         46,594
Bison hides        250,855        284,032
Sundries            20,310         12,328
                ----------     ----------
                $2,049,466     $2,895,594
                ==========     ==========



NOTE 3. NOTE PAYABLE

The Company has a revolving line of credit agreement with American Bank of Bozeman. The maximum available under the agreement is $3,000,000 and $4,000,000 at December 31, 2002 and 2001, respectively. Any balance outstanding as of December 31 is due April 30 and bears interest at a variable rate of Wall Street Journal Prime rate, plus 2.5% or 6.75% at December 31, 2002 and the High New York Prime, plus 1.00% or 5.75% at December 31, 2001. At December 31, 2002 and 2001, the Company had drawn $728,000 and $1,503,000 on the line, respectively. The line is secured by accounts receivable, inventory, equipment, furniture and fixtures and general intangibles.

                                                                            -10-
                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001

NOTE 4.         INCOME TAXES

The following book-to-tax differences reconcile the pre-tax book income (loss) to the estimated federal taxable income (loss):

                                                         2002           2001
                                                       ---------      ---------
Pre-tax  income (loss)                                 $ 182,076      $(279,654)
Permanent differences:
  Meals and entertainment                                 26,554         26,323
  Officer's life insurance                                14,314         12,120
  Other                                                        8             10
Temporary differences:
  Allowance for sales returns                             58,480        (79,610)
  Bad debt expense                                        15,227         33,000
  Inventory                                              (92,713)        90,479
  Depreciation and amortization                          (31,663)        24,692
  Charitable contributions                                (4,948)           550
  Compensated absences                                      (499)         1,424
  State income taxes                                      (5,169)         2,208
                                                       ---------      ---------
    Estimated federal taxable income (loss)
    before creation (utilization) of
    net operating loss carryover                         161,667       (168,458)
  Net operating loss carryover created
    (utilized)                                          (161,667)       168,458
                                                       ---------      ---------
    Estimated federal taxable income                   $      --      $      --
                                                       =========      =========

The components of deferred tax assets relate to the following:

                                       2002         2001
                                     --------     --------

Net operating loss carryover         $ 12,000     $ 72,000
Contribution carryover                     --        2,000
Allowance for sales returns            63,000       40,000
Allowance for bad debts                35,000       27,000
Inventory capitalization                6,000       42,000
Accumulated amortization                9,000       10,000
Accumulated depreciation              131,000      143,000
Compensated absences                    4,000        4,000
                                     --------     --------
  Deferred tax asset                  260,000      340,000
Valuation allowance                        --           --
                                     --------     --------
  Net deferred tax asset              260,000      340,000
Less current deferred tax asset       110,000      115,000
                                     --------     --------
  Non-current deferred tax asset     $150,000     $225,000
                                     ========     ========

                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001

NOTE 4. INCOME TAXES (CONTINUED)

The Company has assessed the need for establishing a valuation allowance for its deferred income tax assets and has determined that such an allowance is unnecessary.

Deferred tax assets in the balance sheet are classified in accordance with Statement of Financial Accounting Standards No. 109, which generally requires the classification be based upon the related asset or liability creating the deferred tax. Deferred tax assets and liabilities are only netted together when they fall within the same classification.

At December 31, 2002, the Company had an approximate federal net operating loss carryover of $30,000, which expires in 2021.

NOTE 5. COMMITMENTS AND CONTINGENCIES

PURCHASE COMMITMENTS:

At December 31, 2002, the Company was committed to purchase approximately $1,575,000 of inventory from its suppliers.

The Company has signed a letter of credit as of December 31, 2002 of $351,791 for shoes to be delivered in 2003.

The Company has a contract with a bison hide supplier committing to purchase all hides this supplier can locate. As of December 31, 2002, this commitment totaled $547,186.

LEASE COMMITMENTS:

The Company has two lease agreements. Total rent expense paid in 2002 and 2001 was $181,311 and $172,838, respectively. Minimum future lease commitments are:

  Fiscal
Year Ending
2003               $192,947
2004                 73,169
2005                 11,480
2006                 11,825
2007                  6,000
                   --------
                   $295,421
                   ========

                                                                            -12-
                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001

NOTE 6. STOCK PLAN

The Company has adopted a stock plan (the Plan) which permits the issuance of either incentive stock options or non-qualified stock purchase rights for common stock. The maximum number of shares which may be optioned and sold under the Plan is 800,000 shares of common stock. Through December 31, 2002, options and rights had been granted on 756,550 shares. The majority of the options vest over a four year period.

                                                                   2002                            2001
                                                         ---------------------------    ------------------------
                                                                         WEIGHTED                      WEIGHTED
                                                                         AVERAGE                        AVERAGE
                                                          SHARES      EXERCISE PRICE     SHARES     EXERCISE PRICE
                                                          ------      --------------     ------     --------------
Options outstanding at
  beginning of year                                       369,000        $   0.29        298,300        $   0.26
Granted                                                     1,000        $   0.40         99,000        $   0.40
Exercised                                                (106,500)       $   0.10         (3,075)       $   0.20
Forfeited                                                      --              --        (25,225)       $   0.34
                                                         --------        --------         ------        --------
Options outstanding at
  end of year                                             263,500        $   0.37        369,000        $   0.29
                                                         ========                        =======


Options exercisable at
  year end                                                168,250        $   0.35        188,125        $   0.19
                                                         ========                        =======

                                                                       WEIGHTED
                                                                       AVERAGE
                                                    SHARES         EXERCISE PRICE
                                                    ------         --------------
         Expiration of options outstanding
           at December 31, 2002
                2003                                  11,000            $0.16
                2004                                  60,000            $0.30
                2005                                  25,000            $0.40
                2006                                  55,000            $0.40
                2007                                  12,500            $0.40
                2008                                  99,000            $0.40
                2009                                   1,000            $0.40
                                                     -------
                                                     263,500
                                                     =======

In 2002, stock warrants were granted on 75,000 shares of common stock. The warrants were vested upon grant and have an exercise price of $0.01 per share.

Pro Forma information regarding net income is required by Statement 123, and has been determined as if the Company accounted for its employees' stock options under the fair value method of that Statement. The fair value for these options is not considered significant for disclosure in either 2002 or 2001.

                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001




NOTE 7. RETIREMENT PLAN

Effective July 1, 2001, the Company adopted a 401(k) plan (the Plan) for all full-time qualifying employees. At the discretion of the Company's board of directors, the Company may match a portion of employees salary deferrals and/or make a profit sharing contribution to the Plan. For the years ended December 31, 2002 and 2001, the Company did not make a matching or profit sharing contribution to the Plan.

NOTE 8. STOCKHOLDERS' EQUITY

Under its Articles of Incorporation, the Company is authorized to issue 2,500,000 shares of preferred stock. The shareholders have designated 500,000 shares as Series A Preferred Stock, 833,334 shares as Series B Preferred Stock and 500,000 shares as Series C Preferred Stock. All series are convertible anytime after issuance, at the option of the holder, into common stock. The conversion factor is determined by dividing the preferred stock original issue price by the conversion price at the time of conversion. The conversion price at December 31, 2002 and 2001 equals the original issuance price. The conversion price is subject to adjustments.

Dividends on Series A Preferred Stock, when declared by the Board of Directors, will be paid at the rate of $.06 per share or an amount equal to that paid on any outstanding common stock, whichever is greater. Dividends on Series B Preferred Stock, when declared by the Board of Directors, will be paid at the rate of $.09 per share or an amount equal to that paid on any outstanding common stock, whichever is greater. Dividends on Series C Preferred Stock, when declared by the Board of Directors, will be paid at the rate of $.18 per share or an amount equal to that paid on any outstanding common stock, whichever is greater. Dividends on Series A, B and C Preferred Stock are not cumulative. As of December 31, 2002, no dividends had been declared by the Board of Directors.

In the event of liquidation of the Company, shareholders of Series A, B and C Preferred Stock are entitled to be paid from Company assets before any payments are made to common stock shareholders. Liquidation preference value is $1.00 per share for Series A Preferred Stock, $1.50 per share for Series B Preferred Stock and $3.00 per share for Series C Preferred Stock.

                                H.S. TRASK & CO.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           December 31, 2002 and 2001



NOTE 9. CUSTOMER CONCENTRATION

The Company has two department store customers who comprise a significant portion of the Company's annual sales. Sales to these stores represented approximately 32% of net sales in 2002 (17% and 15%, individually) and approximately 39% of net sales in 2001 (23% and 16%, individually).

At December 31, 2002, these stores comprised 25% of accounts receivable (12% and 13%, individually). At December 31, 2001, these stores comprised 39% of accounts receivable (12% and 27%, individually).

                           ACCOMPANYING  INFORMATION

[COMPANY LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT
                         ON THE ACCOMPANYING INFORMATION

To the Board of Directors
H.S. Trask & Co.
685 Old Buffalo Trail
Bozeman, Montana 59715


Our report on our audits of the basic financial statements of H.S. Trask & Co. for the years ended December 31, 2002 and 2001, appears on page 1. Those audits were made for the purpose of forming an opinion on such financial statements taken as a whole. The accompanying information shown on pages 4 and 17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/S/ Anderson ZurMuehlen & Co.,P.C.
Helena, Montana
February 12, 2003

                                H.S. TRASK & CO.
                              DEPARTMENT EXPENSES
                   For the Year Ended December 31, 2002 with
            Comparative Totals for the Year Ended December 31, 2001




                              ADMINISTRATION,                                                   SALES,
                                FINANCE AND      DIRECT WEB      PRODUCT                      MANAGEMENT        CUSTOMER
                               MERCHANDISING      EXPENSES     DEVELOPMENT    WAREHOUSE       FIELD SALES        SERVICE
                               -------------      --------     -----------    ---------       -----------        -------
COMMON DEPT. EXPENSES

  Salaries                      $   316,504     $    60,483    $   151,727   $  47,880       $   410,180    $   87,342
  Benefits                           25,350           7,880         10,662       9,725            30,420        12,912
  Payroll Taxes &
    Worker's Compensation            24,597           5,136         10,361       5,484            37,648         8,273
  Temporary Services                     --           3,677             --      23,866                --            --
  Relocation Expense                     --              --             --          --             2,633            --
  Travel & Entertainment             37,854           2,921         29,423         312           224,614           382
  Telephone                          22,056           3,091          1,594          --            22,114            --
  Office Expense & Supplies          30,790           5,370            912      26,471            14,528         2,640
  Postage, Freight & Fedex           13,805             239            100         232             5,484           354
  Dues & Subscriptions                2,629              --            574          --                66            17
  Conferences & Seminars                533           2,890             --          --                --            --
  Outside Consulting                 27,625           1,348            280          89                --         1,698
                                -----------     -----------    -----------   ---------       -----------    ----------
TOTAL COMMON DEPT. EXPENSES         501,743          93,035        205,633     114,059           747,687       113,618
                                -----------     -----------    -----------   ---------       -----------    ----------
PRODUCT DEVELOPMENT                      --              --         19,978          --                --            --
                                -----------     -----------    -----------   ---------       -----------    ----------

OTHER SELLING EXPENSES

  Commission Exp & Car
    Allowance                            --              --             --          --           229,959            --
  Sample Expense                        138              --          9,687          --            34,926            --
  Extended Wear Program                  --              --             --          --                --       (24,134)
  Freight & Freight
    Chargebacks                          --           2,171             --          --                --        18,769
  EDI Expense                            --              --             --          --                --         9,988
                                -----------     -----------    -----------   ---------       -----------    ----------
TOTAL OTHER SELLING EXPENSES            138           2,171          9,687          --           264,885         4,623
                                -----------     -----------    -----------   ---------       -----------    ----------

ADVERTISING & PROMOTIONS

  Trade Shows                            --              --             --          --                --            --
  Advertising & Promotion                --         163,759             --          --                --            --
  POP & POP Samples                      --              --             --          --                --            --
                                -----------     -----------    -----------   ---------       -----------    ----------
TOTAL ADVERTISING &
  PROMOTIONS                             --         163,759             --          --                --            --
                                -----------     -----------    -----------   ---------       -----------    ----------

BUILDING & ADMIN EXPENSES

  Rent, Utilities &
    Insurance                       203,371              --             --          --                --            --
  Legal Expense                      40,725              --             --          --                --            --
  Investor & Director
    Relations                        29,688              --             --          --                --            --
  Internet Expense                    1,538           3,993             --          --                --            --
  Bank & Credit Card
   Charges                           13,095          28,866             --          --                --            --
  Bad Debt & Collection
   Expense                           34,183             165             --          --                --            --
  Donations                           2,851              --             --          --                --            --
  Taxes & Licenses                    1,650              --             --          --                --            --
  Miscellaneous                           7              --             --          --                --            --
  Depreciation &
    Amortization                     50,299           9,281             --          --                --            --
                                -----------     -----------    -----------   ---------       -----------    ----------
TOTAL BUILDING & ADMIN              377,407          42,305             --          --                --            --
                                -----------     -----------    -----------   ---------       -----------    ----------

TOTAL EXPENSES                  $   879,288     $   301,270    $   235,298   $ 114,059       $ 1,012,572    $  118,241
                                ===========     ===========    ===========   =========       ===========    ==========

Percent Net Sales                      9.69%           3.32%          2.59%       1.26%            11.16%         1.30%
                                ===========     ===========    ===========   =========       ===========    ==========


                                                           2002            PERCENT           2001             PERCENT
                                      MARKETING            TOTAL          NET SALES         ACTUAL           NET SALES
                                      ---------            -----          ---------         ------           ---------
COMMON DEPT. EXPENSES

  Salaries                          $        --        $ 1,074,116         11.84%       $ 1,152,730           12.15%
  Benefits                                   --             96,949          1.07%           108,859            1.15%
  Payroll Taxes &
    Worker's Compensation                    --             91,499          1.01%           111,129            1.17%
  Temporary Services                         --             27,543          0.30%            22,549            0.24%
  Relocation Expense                         --              2,633          0.03%             2,682            0.03%
  Travel & Entertainment                     --            295,506          3.26%           309,555            3.26%
  Telephone                                  --             48,855          0.54%            49,897            0.53%
  Office Expense & Supplies                  11             80,722          0.89%           102,120            1.08%
  Postage, Freight & Fedex                3,492             23,706          0.26%            27,710            0.29%
  Dues & Subscriptions                       --              3,286          0.04%             3,783            0.04%
  Conferences & Seminars                     --              3,423          0.04%             1,105            0.01%
  Outside Consulting                         --             31,040          0.34%            26,736            0.28%
                                    -----------        -----------         -----        -----------           ------
TOTAL COMMON DEPT. EXPENSES               3,503          1,779,278         19.61%         1,918,855           20.22%
                                    -----------        -----------         -----        -----------           ------
PRODUCT DEVELOPMENT                          --             19,978          0.22%            22,806            0.24%
                                    -----------        -----------         -----        -----------           ------

OTHER SELLING EXPENSES

  Commission Exp & Car
    Allowance                                --            229,959          2.53%           394,244            4.15%
  Sample Expense                             --             44,751          0.49%            42,932            0.45%
  Extended Wear Program                      --            (24,134)        -0.27%            (1,725)          -0.02%
  Freight & Freight
    Chargebacks                              --             20,940          0.23%            14,086            0.15%
  EDI Expense                                --              9,988          0.11%            10,743            0.11%
                                    -----------        -----------         -----        -----------           ------
TOTAL OTHER SELLING EXPENSES                 --            281,504          3.10%           460,280            4.85%
                                    -----------        -----------         -----        -----------           ------

ADVERTISING & PROMOTIONS

  Trade Shows                           113,916            113,916          1.26%           115,353            1.22%
  Advertising & Promotion               284,277            448,036          4.94%           464,122            4.89%
  POP & POP Samples                       4,569              4,569          0.05%             4,845            0.05%
                                    -----------        -----------         -----        -----------           ------
TOTAL ADVERTISING &
  PROMOTIONS                            402,762            566,521          6.24%           584,320            6.16%
                                    -----------        -----------         -----        -----------           ------

BUILDING & ADMIN EXPENSES

  Rent, Utilities &
    Insurance                                --            203,371          2.24%           194,898            2.05%
  Legal Expense                              --             40,725          0.45%             7,500            0.08%
  Investor & Director
    Relations                                --             29,688          0.33%            29,493            0.31%
  Internet Expense                           --              5,531          0.06%             6,117            0.06%
  Bank & Credit Card
   Charges                                   --             41,961          0.46%            38,793            0.41%
  Bad Debt & Collection
   Expense                                   --             34,348          0.38%            54,324            0.57%
  Donations                                  --              2,851          0.03%             3,621            0.04%
  Taxes & Licenses                           --              1,650          0.02%             1,345            0.01%
  Miscellaneous                              --                  7          0.00%                --            0.00%
  Depreciation &
    Amortization                             --             59,580          0.66%           126,979            1.34%
                                    -----------        -----------         -----        -----------           ------
TOTAL BUILDING & ADMIN                       --            419,712          4.63%           463,070            4.88%
                                    -----------        -----------         -----        -----------           ------

TOTAL EXPENSES                      $   406,265        $ 3,066,993         33.80%       $ 3,449,331           36.35%
                                    ===========        ===========         =====        ===========           ======

Percent Net Sales                          4.48%             33.80%
                                    ===========        ===========

                        FINANCIAL STATEMENTS

                          H.S. TRASK & CO.



     Balance Sheets as of June 30, 2003 and December 31, 2002.

     Statements of Operations for the three and six months ended
          June 30, 2003 and 2002.

     Statements of Cash Flows for the six months ended
          June 30, 2003 and 2002.

                                H.S. TRASK & CO.
                                 BALANCE SHEETS

                                                                                       JUNE 30,         DECEMBER 31,
                                                                                         2003              2002
                                                                                         ----              ----
                                                                                      (UNAUDITED)
ASSETS
CURRENT ASSETS:
   Cash ...........................................................................   $        --       $   134,000
   Accounts receivable (less allowances of $334,000 in 2003 and $88,000 in 2002) ..       996,000         1,315,000
   Inventories -- net .............................................................     2,427,000         2,050,000
   Other current assets ...........................................................       104,000           107,000
   Deferred income tax asset ......................................................       110,000           110,000
                                                                                      -----------       -----------
      Total current assets ........................................................     3,637,000         3,716,000
PLANT AND EQUIPMENT -- Net ........................................................        72,000            92,000
OTHER ASSETS:
   Deferred income tax asset, long-term ...........................................       150,000           150,000
   Other assets -- net ............................................................         3,000             4,000
                                                                                      -----------       -----------
      Total other assets ..........................................................       153,000           154,000
                                                                                      -----------       -----------
TOTAL ASSETS ......................................................................   $ 3,862,000       $ 3,962,000
                                                                                      ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable ...............................................................   $   387,000       $   280,000
   Accrued expenses ...............................................................       321,000           188,000
   Note payable, line of credit ...................................................       692,000           728,000
   Income taxes payable ...........................................................      (114,000)            2,000
                                                                                      -----------       -----------
      Total current liabilities ...................................................     1,286,000         1,198,000
STOCKHOLDERS' EQUITY:
   Preferred Stock, no par value -- 2,500,000 shares authorized;
       Series A; 500,000 shares issued and outstanding ............................       500,000           500,000
       Series B; 833,194 shares issued and outstanding ............................     1,250,000         1,250,000
       Series C; 500,000 shares issued and outstanding ............................     1,504,000         1,504,000
   Common stock, no par value -- 5,000,000 shares authorized; 2,085,336 shares
       issued in 2003 and 2002 ....................................................       234,000           234,000
   Accumulated deficit ............................................................      (912,000)         (724,000)
                                                                                      -----------       -----------
      Total stockholders' equity ..................................................     2,576,000         2,764,000
                                                                                      -----------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ........................................   $ 3,862,000       $ 3,962,000
                                                                                      ===========       ===========

                                H.S. TRASK & CO.
                            STATEMENTS OF OPERATIONS
                                  (Unaudited)

                                                           THREE MONTHS ENDED                   SIX MONTHS ENDED
                                                           ------------------                   ----------------
                                                       JUNE 30,          JUNE 30,          JUNE 30,           JUNE 30,
                                                        2003              2002              2003               2002
                                                        ----              ----              ----               ----
NET SALES ........................................   $ 2,084,000       $ 1,724,000       $ 3,801,000       $ 3,574,000
COST OF GOODS SOLD ...............................     1,229,000         1,125,000         2,210,000         2,312,000
                                                     -----------       -----------       -----------       -----------
GROSS PROFIT .....................................       855,000           599,000         1,591,000         1,262,000
                                                     -----------       -----------       -----------       -----------
OPERATING EXPENSES:
   Selling, general and administrative expenses ..     1,023,000           697,000         1,877,000         1,521,000
   Other expenses -- net .........................            --                --                --                --
                                                     -----------       -----------       -----------       -----------
      Total operating expenses ...................     1,023,000           697,000         1,877,000         1,521,000
                                                     -----------       -----------       -----------       -----------
OPERATING LOSS ...................................      (168,000)          (98,000)         (286,000)         (259,000)
INTEREST EXPENSE .................................         8,000            13,000            16,000            33,000
                                                     -----------       -----------       -----------       -----------
LOSS BEFORE INCOME TAXES .........................      (176,000)         (111,000)         (302,000)         (292,000)
INCOME TAX (BENEFIT) PROVISION ...................       (66,000)          (41,000)         (114,000)         (108,000)
                                                     -----------       -----------       -----------       -----------
NET LOSS .........................................   $  (110,000)      $   (70,000)      $  (188,000)      $  (184,000)
                                                     ===========       ===========       ===========       ===========

                                H.S. TRASK & CO.
                            STATEMENTS OF CASH FLOWS
                                  (Unaudited)

                                                                                                             SIX MONTHS ENDED
                                                                                                             ----------------
                                                                                                         JUNE 30,        JUNE 30,
                                                                                                           2003            2002
                                                                                                           ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) ..........................................................................................   $(188,000)      $(184,000)
   Adjustments to reconcile net (loss) income to net cash (used) provided by operating activities:
      Depreciation and amortization .................................................................      35,000          50,000
      Changes in assets and liabilities:
      (Increase) decrease in:
            Accounts receivable -- net ..............................................................     319,000          22,000
            Inventories -- net ......................................................................    (377,000)        866,000
            Other current assets ....................................................................       3,000          (9,000)
         Increase (decrease) in:
            Accounts payable ........................................................................     107,000          75,000
            Accrued expenses ........................................................................      19,000         (26,000)
            Income taxes payable ....................................................................      (2,000)       (109,000)
                                                                                                        ---------       ---------
            Net cash (used) provided by operating activities ........................................     (84,000)        685,000
                                                                                                        ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Trademark costs ..................................................................................      (1,000)             --
   Purchases of equipment ...........................................................................     (13,000)        (21,000)
                                                                                                        ---------       ---------
            Net cash (used) by investing activities .................................................     (14,000)        (21,000)
                                                                                                        ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net borrowings (payments) on note payable -- line of credit ......................................     (36,000)       (664,000)
                                                                                                        ---------       ---------
            Net cash (used) by financing activities .................................................     (36,000)       (664,000)
                                                                                                        ---------       ---------
NET DECREASE IN CASH ................................................................................    (134,000)             --
CASH -- Beginning of period .........................................................................     134,000              --
                                                                                                        ---------       ---------
CASH -- End of period ...............................................................................   $      --       $      --
                                                                                                        =========       =========